
                                  NSAR ITEM 77O

                       VKAC LIT Asset Allocation Portfolio
                               10f-3 Transactions

  Underwriting #          Underwriting            Purchased From         Amount of shares    % of Underwriting     Date of Purchase
                                                                            Purchased


         1             St. Joe Corporation       Robert W. Baird               13,200            0.110%               02/10/98
         2           SFX Entertainment, Inc.       Cowan & Co.                    400            0.006%               05/20/98
         3            Capstar Broadcasting     Salomon Smith Barney             3,700            0.012%               05/26/98
         4                   Alstom              Societe Generale              11,500            0.011%               06/22/98
         5                 Rhodia ADS          Donaldson, Lufkin &              3,500            0.032%               06/25/98
                                                     Jenrette



Other Firms participating in Underwriting:

Underwriting for #1

Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Raymond James & Associates, Inc.
BT Alex.Brown Incorporated
A.G. Edwards & Sons, Inc.
Everen Securities, Inc.
Janney Montgomery Scott Inc.
Edward D. Jones & Co., LP
Laidlaw Global Securities, Inc.
Legg Mason Wood Walker, Incorporated
Prudential Securities Incorporated
Smith Barney Inc.
Value Investment Partners, Inc.
Wasserstein Perella Securities, Inc.

Underwriting for #2
Goldman, Sachs & Co.
Lehman Brothers Inc.
Bear, Stearns & Co. Inc.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated

Underwriting for #3
Credit Suisse First Boston Corporation
BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC

Underwriting for #4
Credit Suisse First Boston (Europe) Limited
Goldman Sachs International
Morgan Stanely & Co. International Limited
Banque Nationale de Paris
Underwriting for #4 ( con't)

Credit Agricole Indosuez
HSBC Investment Bank plc
Swiss Bank Corporation
ABN AMRO Rothschild
Banca Commerciale Italiana Spa
Cazenove & Co.
CDC Marches
Credit Lyonnais Securities
Deutsche Bank AG London
Generale Bank
Lehman Brothers International (Europe)
Merrill Lynch International

Underwriting for #5

Swiss Bank Corporation, acting through its division, SBC Warburg Dillon Read Societe Generale
Morgan Stanley & Co. Incorporated
Bear, Stearns International Limited
BT Alex. Brown International
Credit Suisse First Boston (Europe) Limited
Goldman Sachs International
Paribas
Credit Agricole Indosuez
Banque Nationale de Paris
Credit Lyonnais
Credit Commercial de France
ABN AMRO Rothschild
Dresdner Kleinwort Benson
Nomura International plc


                                  NSAR ITEM 77O

                        VK LIT Domestic Income Portfolio
                               10f-3 Transactions


  Underwriting #           Underwriting               Purchased From         Amount of shares         % of          Date of
                                                                                Purchased          Underwriting     Purchase


         1             Minnesota Mining Co.           Merrill Lynch              500,000             0.167%           02/11/98
         2                Beckman Coulter             Merrill Lynch              500,000             0.125%           02/25/98
         3               Tenet Healthcare          Donaldson, Lufkin &           500,000             0.042%           05/08/98
                                                         Jenrette
         4             Owens-Illinois, Inc.        Salomon Smith Barney          500,000             0.091%           05/14/98
         5           Tyco International Group          J.P. Morgan               500,000             0.025%           06/04/98
         6              Bausch & Lomb Inc.                Chase                  500,000             0.250%           07/24/98
         7               Raytheon Company                  CSFB                  500,000             0.070%           10/29/98
         8                    Safeway                 Merrill Lynch              500,000             0.040%           11/03/98


Other Firms participating in Underwriting:

Underwriting for #2

Salomon Smith Barney
Citicorp Securities, Inc.
Credit Suisse First Boston
Morgan Stanley Dean Witter
BancAmerica Robertson Stephens
First Chicago Capital Markets, Inc.
Goldman, Sachs & Co.

Underwriting for #5

Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
BT Alex.Brown Incorporated
Underwriting for #5 (con't)

First Chicago Capital Markets, Inc.
NationsBanc Montgomery Securities LLC
ABN AMRO Incorporated
Credit Lyonnais Securities Inc.
First Union Capital Markets Inc.
Scotia Capital Markets Inc.
Bear, Stearns & Co. Inc.
Citicorp Securities, Inc.
PaineWebber Incorporated
UBS Securities LLC
BancAmerica Robertson Stephens
BNY Capital Markets Inc.
Commerzbank Capital Markets Corporation


                                  NSAR ITEM 77O

                        VK LIT Emerging Growth Portfolio
                               10f-3 Transactions

  Underwriting #           Underwriting                 Purchased From         Amount of shares        % of         Date of
                                                                                  Purchased        Underwriting     Purchase


         1             Capstar Broadcasting          Salomon Smith Barney             2,000            0.006%       05/26/98
         2            Republic Services, Inc.           Merrill Lynch                 1,500            0.003%       06/30/98
         3              Federal Mogul Corp.             Merrill Lynch                 1,250            0.009%       12/14/98
                                MS


Other Firms participating in Underwriting:

Underwriting for #1

Credit Suisse First Boston Corporation
BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC

Underwriting for #2

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Allen & Company Incorporated
ABN AMRO Incorporated
BT Alex.Brown Incorporated
BancAmerica Robertson  Stephens
Bear, Stearns & Co. Inc.
Blaylock & Partners, LP
Chatfield Dean & Company
CIBC Oppenheimer Corp.
Cleary Gull Reiland & McDevitt Inc.
Underwriting for #2 (con't)

First Analysis Securities Corporation
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Gabelli & Company, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
Neuberger & Berman, LLC
PaineWebber Incorporated
Raymond James & Associates, Inc.
Smith Barney Inc.
Utendahl Capital Partners, LP
Wheat First Securities, Inc.


Underwriting for #3

Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & co. Incorporated
Schroder & Co. Inc.
BancBoston Robertson Stephens
BT Alex. Brown Incorporated
Chase Securities Inc.
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
Credit Lyonnais Securitieis ( USA) Inc.
Dresdner Kleinwort Benson North America LLC
A.G. Edwards & Sonsn, Inc.First Chicago Capital Markets, Inc.
ING Baring Furman Selz LLC
Lehman Brothers Inc.
NationsBanc Montgomery Securities LLC
Nesbitt Burns Securities Inc.
Roney Capital Markets
Salomon Smith Barney Inc.
Scotia Capital Markets (USA) Inc.
SG Cowen Securities Corporation
Underwriting for #3 (con't)

Warburg Dillon Read LLC
Wheat First Securities, Inc.
Axiom Capital Management, Inc.
Blaylock & Partners, L.P.
BNY Capital Markets, Inc.
Chatsworth Securitieis LLC
First of Michigan Corporation
Gabelli & Company, Inc.
Gruntal & Co., LLC
HSBC Securitieies, Inc.
Interstat/Johnson Lane Corporation
Jefferies & Company
Josephthal & Co. Inc.
McDonald & company Securitieis Inc.
Fifth Third/ The Ohio company
Raymond James & Asssociates,Inc.
Thendahl Capital Partner, LP
Wit Captial Corporation


                                  NSAR ITEM 77O

                               VK Enterprise Fund
                               10f-3 Transactions

  Underwriting #             Underwriting            Purchased From    Amount of shares      % of Underwriting     Date of Purchase
                                                                          Purchased


         1              Republic Services, Inc.      Merrill Lynch           315,300                 0.618%       06/30/98
         2           Fox Entertainment Group Inc.    Goldman Sachs             9,100                 0.007%       11/10/98
                                  MS


Other Firms participating in Underwriting:

Underwriting for #1
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Allen & Company Incorporated
ABN AMRO Incorporated
BT Alex.Brown Incorporated
BancAmerica Robertson  Stephens
Bear, Stearns & Co. Inc.
Blaylock & Partners, LP
Chatfield Dean & Company
CIBC Oppenheimer Corp.
Cleary Gull Reiland & McDevitt Inc.
First Analysis Securities Corporation
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Gabelli & Company, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
Neuberger & Berman, LLC
PaineWebber Incorporated
Raymond James & Associates, Inc.
Smith Barney Inc.
Utendahl Capital Partners, LP
Wheat First Securities, Inc.
Underwriting for #2

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Allen & Company Incorporated
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
NationsBanc Montgomery Securities LLC
Salomon Smith Barney Inc.
ABN AMRO Incorporated
BT Alex. Brown Incorporated
Credit Lyonnais Securities (USA) Inc.
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
ING Barings Furman Selz LLC
Lazard Freres & Co. LLC
Lehman Brothers Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Schroder & Co. Inc.
TD Securities (USA) Inc.
Warburg Dillion Read LLC
Wasserstein Perella Securities, Inc.
Sanford C. Bernstein & Co., Inc.
Blaylock & Partners, L.P.
Chatsworth Securities LLC
Crowell, Weedon & Co.
Dain Rauscher Incorporated
Doley Securities, Inc.
Gerard Klauer Mattison & Co., Inc.
Guzman & Company
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Legg Mason Wood Walker, Incorporated
May, Davis Group Inc.
Neuberger Berman, LLC
Pryor, MCClendon, Counts & Co.
Raymond James & Associates, Inc.
Underwriting for #2 (con't)

The Robinson-Humphrey Company, LLC
Sands Brothers & Co., Ltd.
Tucker Anthony Incorporated
Utendahl Capital Partners, L.P.
Wheat First Securities, Inc.


                                  NSAR ITEM 77O

                       VK LIT Growth and Income Portfolio
                               10f-3 Transactions

  Underwriting #      Underwriting           Purchased From         Amount of shares      % of Underwriting      Date of Purchase
                                                                       Purchased


         1             Rhodia ADS             Bear Stearns                1,200                 0.011%               06/25/98
                           MS                 SBC Warburg
                                            Societe Generale
                                          Donaldson, Lufkin &
                                                Jenrette
         2          Monsanto Company      Salomon Smith Barney            2,500                 0.011%               11/23/98
                           MS                Goldman Sachs
                                              Robert Baird


Other Firms participating in Underwriting:

Underwriting for #1

Swiss Bank
Societe Generale
Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette International
Bear, Stearns International Limited
BT Alex. Brown International
Credit Suisse First Boston ( Europe) Limited
Goldman, Sachs International
Paribas
Credit Agricole Indosuez
Banque Nationale de Paris
Credit Lyonnais
Credit Commercial de France
ABN AMRO Rothschild
Dresdner Kleinwort Benson
Nomura International plc



Underwriting for #2

Goldman, Sachs & Co.
Salomon Smith Barney Inc.
BancBoston Robertson Stephens Inc.
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
EVEREN Securities, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Underwriting for #2 (con't)


J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Schroder & Co. Inc.
SG Cowen Securities Corporation
Robert W. Baird & Co. Incorporated
Arnhold and S. Bleichroeder, Inc.
J.C. Bradford & Co.
Gruntal & Co., LLC
Edward D. Jones & Co., LP
Mcdonald Investments Inc.
Neuberger Berman, LLC
Stifel, Nicolaus & Company, Incorporated